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                                                                      EXHIBIT 12

                            JOINT FILING AGREEMENT

        The undersigned hereby agree to file jointly Amendment No. 1 to the Statement on Schedule 13D (the "Schedule") relating to the Common Stock of Peoples Telephone Company, Inc. and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

        It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to this Statement, filed upon behalf of each of the parties hereto.

        This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of July 16, 1998.


                                        UBS CAPITAL II LLC


                                        By:   /s/  Justin Maccarone
                                            -----------------------------
                                            Name:  Justin Maccarone
                                            Title: President


                                        By:   /s/  Marc Unger
                                            -----------------------------
                                            Name:  Marc Unger
                                            Title: Chief Financial Officer


                                        UBS CAPITAL HOLDINGS LLC


                                        By:   /s/  Marc Unger
                                            -----------------------------
                                            Name:  Marc Unger
                                            Title: Chief Financial Officer


                                        By:   /s/  Sandra Costin
                                            -----------------------------
                                            Name:  Sandra Costin
                                            Title: Assistant Secretary


                                        UBS AG


                                        By:   /s/  Robert Dinerstein
                                            -----------------------------
                                            Name:  Robert Dinerstein
                                            Title: Attorney-In-Fact


                                        By:   /s/  Lewis R. Eber
                                            -----------------------------
                                            Name:  Lewis R. Eber
                                            Title: Attorney-In-Fact

                                                            Page 29 of 30 pages.